UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2015

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

On May 28, 2015, Hibbett Sports, Inc. (Company) held its 2015 Annual Meeting of Stockholders.  The Board of Directors of the Company submitted six proposals to a vote of the Company's stockholders. The final results of the voting on each proposal are presented below.

Proposal Number 1 – Election of Directors

The Board of Directors nominated each of the four Directors set forth below to serve as a Class I Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2018, or until his or her successor is elected and qualified.  The stockholders elected the four nominees to serve as Directors of the Company pursuant to the following vote:

Nominee	For	Against	Withheld	Broker Non-Votes
Jane F. Aggers	22,608,880	151,740	4,686	766,348
Terrance G. Finley	22,417,764	340,971	6,571	766,348
Jeffry O. Rosenthal	22,532,045	226,680	6,581	766,348
Alton E. Yother	22,566,873	191,837	6,596	766,348

Proposal Number 2 – Selection of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2016.  The appointment of KPMG LLP was ratified by the stockholders pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
23,414,034	114,294	3,326	--

Proposal Number 3 – Advisory Vote on Executive Compensation

The stockholders were asked to cast a non-binding advisory vote on a resolution to approve the compensation of our Named Executive Officers as disclosed in the Proxy Statement for the 2015 Annual Meeting of Stockholders.  The stockholders approved the non-binding advisory resolution on executive compensation pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
22,689,786	50,673	24,847	766,348

Proposal Number 4 – Approval of the 2015 Equity Incentive Plan

The stockholders were asked to approve the Hibbett Sports, Inc. 2015 Equity Incentive Plan.  The stockholders approved the plan pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
20,570,229	828,927	1,366,150	766,348

Proposal Number 5 – Approval of the 2015 Employee Stock Purchase Plan

The stockholders were asked to approve the Hibbett Sports, Inc. 2015 Employee Stock Purchase Plan. The stockholders approved the plan pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
22,720,813	39,197	5,296	766,348

Proposal Number 6 – Approval of the 2015 Director Deferred Compensation Plan

The stockholders were asked to approve the Hibbett Sports, Inc. 2015 Director Deferred Compensation Plan.  The stockholders approved the plan pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
20,641,988	758,222	1,365,096	766,348

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

May 29, 2015	By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer